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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 3, 2004

                        ASPEN INSURANCE HOLDINGS LIMITED
             (Exact name of registrant as specified in its charter)

          BERMUDA                     001-31909                 NOT APPLICABLE
(State or other jurisdiction         (Commission               (I.R.S. Employer
     of incorporation)               File Number)            Identification No.)

                                  VICTORIA HALL
                               11 VICTORIA STREET
                                 HAMILTON HM 11
                                     BERMUDA
                    (Address of principal executive offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (441) 295-8201

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibit is furnished as part of this report:

         99.1         Press Release of the Registrant, dated August 3, 2004.


ITEM 9.  REGULATION FD DISCLOSURE

         On August 3, 2004, Aspen Insurance Holdings Limited issued a press release announcing second quarter results and results for the six months ended June 30, 2004, which has been attached as Exhibit 99.1.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On August 3, 2004, Aspen Insurance Holdings Limited issued a press release announcing second quarter results and results for the six months ended June 30, 2004, which has been attached as Exhibit 99.1.

         The information furnished under Item 9 "Regulation FD Disclosure" and
Item 12 "Results of Operations and Financial Condition" shall not be deemed "filed" for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.




















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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ASPEN INSURANCE HOLDINGS LIMITED
                                                    (Registrant)

Dated:  August 5, 2004                   By: /s/  Julian Cusack
                                             -----------------------------------
                                          Name:  Julian Cusack
                                          Title: Chief Financial Officer




























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                                INDEX TO EXHIBITS

EXHIBIT
NO.                                    DESCRIPTION
-------------  -----------------------------------------------------------------
99.1           Press Release of the Registrant dated August 3, 2004.





































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